Exhiobit 99.1

                             STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT (this "Agreement") entered into as of this __th day of __________, ________, between MEDITECH PHARMACEUTICALS, INC., a Nevada corporation (the "Company"), and ____________ ("Optionee," which term as used herein shall be deemed to include any successor to Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

     WHEREAS, Optionee is owed by the Company the aggregate sum of $_____________ in accrued salary plus interest thereon; and

     WHEREAS, in exchange for the cancellation of the accrued salary owed to Optionee by the Company in the amount referenced above, the Company desires to grant Optionee non-qualified options to purchase a specified number of shares of the Common Stock of the Company, par value $0.001 per share (the "Common Stock"), subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

     1. Options. The Company hereby grants as of the date of this Agreement to Optionee non-qualified options (the "Options" and each an "Option") to purchase, subject to the terms and conditions of this Agreement, up to aggregate of __________ shares of the Common Stock.

     2. Exercise Price. The exercise price to be paid for each share upon exercise of each Option or any part thereof shall be $0.001 per share, subject to adjustment in accordance with Section 9 hereof (the "Exercise Price").

     3. Right to Exercise. Upon the terms and subject to the conditions set forth in this Agreement, Optionee shall have the right to exercise the Options in whole or in part at any time between the date of this Agreement and the date the Option expires pursuant to Section 4 below or, if earlier, terminates as provided in Section 6 below.

     4. Term. The term of each Option shall commence on the date of this Agreement and shall expire on the tenth anniversary of the date hereof, unless the Option shall have earlier terminated as provided in Section 6 below.

     5. Vesting.

        (a)     The Options are fully vested and immediately exercisable.

        (b)(i) As of the effective time and date of any Change in Control (as defined in Section 5(b)(ii) below), any then outstanding Options (whether or not vested) shall automatically terminate unless (A) provision is made in writing in connection with such transaction for the assumption of such Options, or for the substitution for

Stock Option Agreement
                such Options of new grants covering the securities and/or property of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and/or property and exercise prices, in which event such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (B) the Board of Directors of the Company otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including (1) accelerating the vesting of outstanding Options and/or (2) providing for the cancellation of Options and their automatic conversion into the right to receive the securities, property and/or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this
                Section 5(b), the Options shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (A) or (B) hereof, then Optionee shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board of Directors of the Company shall designate, to convert, claim or exercise, as applicable, the Options to the full extent not theretofore exercised, including any Options which have not yet become vested.

        (ii) "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

                (A) Any Person (as defined in Section 5(b)(iii) below) becomes, after the date of this Agreement, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                (B) During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board of Directors of the Company and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this definition) whose election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors of the Company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding

Stock Option Agreement - Page 2

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        immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; and provided, further, a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary or another entity) and in which the Board of Directors of the Company after giving effect to the merger or consolidation is comprised of a majority of members who are either (1) directors of the Company immediately preceding the merger or consolidation, or (2) appointed to the Board of Directors of the Company by the Company (or its Board of Directors) as an integral part of such merger or consolidation, shall not constitute a Change in Control of the Company; or

                (D) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (1) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or
        (2) pursuant to a dividend in kind or spin-off type transactions, directly or indirectly, of such assets to the stockholders of the Company.

                (E) Notwithstanding the foregoing, a Change in Control of the type described in paragraph (B), (C) or (D) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (A) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Company's Board of Directors.

        (iii) "Person" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (A) the Company and its affiliated entities, (B) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA, (C) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an affiliated entity, (D) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock, or (E) any entity holding non-participating shares of an entity which is a stockholder of the Company or which owns or controls, directly or indirectly, a stockholder of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities.

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     6. Termination of Option.

        (a) Subject to Section 6(c) below, in the event of a Just Cause Dismissal (as defined in Section 6(d) below) of Optionee, all of Optionee's unvested Options shall be terminated and become void and all of Optionee's unexercised Options (whether or not vested) shall be forfeited, expire and become void as of the date of such Just Cause Dismissal.

        (b) Subject to Section 6(c) below, in the event of Optionee's termination of employment for:

            (i) any reason other than for Just Cause Dismissal, death or Permanent Disability (as defined in Section 6(e) below), Optionee's unvested and/or unexercised Options (whether or not vested) shall expire and become void as of the earlier of (A) the date such Options would have expired in accordance with their terms had Optionee remained employed and (B) ninety (90) days after the date of employment termination; or

            (ii) death or Permanent Disability, Optionee's unvested and/or unexercised (whether or not vested) Options shall expire and become void as of the earlier of (A) the date such Options would have expired in accordance with their terms had Optionee remained employed and (B) one (1) year after the date of employment termination.

        (c) Notwithstanding anything to the contrary herein, Options shall be exercisable by Optionee following Optionee's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Board of Directors of the Company may, in its discretion, elect to accelerate the vesting of all or any portion of any Options that had not vested on or prior to the date of such termination.

        (d) "Just Cause Dismissal" shall mean a termination of Optionee's employment for any of the following reasons: (i) Optionee violates any reasonable rule or regulation of the Board of Directors of the Company that results in material damage to the Company or which, after written notice to do so, Optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by Optionee in the material responsibilities assigned to Optionee; (iii) any willful failure to perform Optionee's job as required to meet the objectives of the Company; (iv) any wrongful conduct of Optionee that has a material adverse impact on the Company or which constitutes a misappropriation of assets of the Company; or (v) any other conduct that the Board of Directors of the Company determines constitutes Just Cause for Dismissal; provided, however, that if Optionee is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Optionee from Optionee's employment with the Company, "Just Cause Dismissal" shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement, if any.

        (e) "Permanent Disability" means that Optionee becomes physically or mentally incapacitated or disabled so that Optionee is unable to perform substantially the same services as Optionee performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and Optionee), and such incapacity or disability continues for a period of ninety
(90) consecutive days or one hundred eighty (180) days in any twelve (12) month period.

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     7. Procedure for Exercise.

     (a) Subject to the requirements of Section 10, each Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares that have vested and are exercisable only), by delivery of a written notice (the "Notice") from Optionee to the Corporate Secretary of the Company, which Notice shall:

          (i) state that Optionee elects to exercise the Option;

          (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

          (iii) state the date upon which Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

          (iv) include any representations of Optionee required under Section 10(c) below;

          (v) provide for the satisfaction of withholding tax or other withholding liabilities, if any, as contemplated by Section 10(e) below; and

          (vi) if the Option shall be exercised pursuant to Section 11 below by any Person other than Optionee, include evidence to the satisfaction of the Board of Directors of the Company of the right of such person to exercise the Option.

     (b) Payment of the Exercise Price for the Optioned Shares shall be made in U.S. dollars by (i) personal or company check, bank draft or money order payable to the order of the Company or by wire transfer, or (ii) payment of such other consideration as the Board of Directors of the Company may from time to time deem acceptable, including, without limitation, (A) execution and delivery of a promissory note payable by Optionee in the original principal amount of the Exercise Price for such Optioned Shares, or (B) delivery of shares of Common Stock of the Company held by Optionee at least six (6) months with a fair market value equal to the Exercise Price of the Optioned Shares.

     (c) The Company shall issue a stock certificate in the name of Optionee (or such other person exercising the Option in accordance with the provisions of
Section 11) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Exercise Price for such shares.

     8. No Rights as a Stockholder. Optionee shall have no rights as a stockholder of the Company with respect to any Optioned Shares until the date Optionee or her nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Board of Directors of the Company to hold such Optioned Shares on behalf of Optionee), guardian or legal representative is the holder of record of such Optioned Shares.

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     9. Adjustments.

     (a) If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment shall be made in the number of shares and the exercise price per share covered by the Options, so that the same proportion of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate Exercise Price.

     (b) No fractional interests will be issued as a result of any adjustments, but the Board of Directors of the Company, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

     (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors of the Company, whose determination in that respect shall be final, binding and conclusive.

     (d) The grant of the Options shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (e) If the Company shall consummate any merger, consolidation, business combination, other reorganization or similar transaction (a "Reorganization") not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, property or other consideration (including a different number of shares of Common Stock), each outstanding Option shall thereafter be claimed or exercisable, in accordance with this Agreement, only for the kind and amount of securities, property and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to the outstanding Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Option and this Agreement, in the sole discretion of the Board of Directors of the Company as it may deem appropriate to give effect to the Reorganization.

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     10. Additional Provisions Related to Exercise.

     (a) Options shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Options may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

     (b) Options may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

     (c) To exercise an Option, Optionee shall follow the provisions of Section 7 hereof. Upon the exercise of an Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares of Common Stock issuable upon exercise of the Option, the Board of Directors of the Company in its discretion may, as a condition to the exercise of the Option, require Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Company or any underwriters or prospective underwriters (including lock-up agreements). No Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of an Option unless and until the Company and/or Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     (d) Stock certificates representing shares of Common Stock acquired upon the exercise of an Option that have not been registered under the Securities Act shall, if required by the Board of Directors of the Company, bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION AND AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (e) The exercise of an Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to the satisfaction of withholding tax or other withholding liabilities.

     11. Restriction on Transfer. No Option may be assigned or transferred except, if Optionee is a natural person, by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, and may be exercised during the lifetime of Optionee, only by Optionee or Optionee's guardian or legal representative or assignee pursuant to a qualified domestic relations order. If

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Optionee dies, the Options shall thereafter be exercisable, during the period specified in Section 6(b)(ii), by her executors or administrators or by a person who acquired the right to exercise the Options by bequest or inheritance to the full extent to which the Options were exercisable by Optionee at the time of her death. The Options shall not be subject to execution, attachment or similar process. Any attempted assignment or transfer of an Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon an Option, shall be null and void and without effect.

     12. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to Optionee, to the address set forth on the signature page hereto; and

         if to the Company, to:

                    Meditech Pharmaceuticals, Inc.
                    10105 E. Via Linda, #103, PMB-382
                    Scottsdale, Arizona 85258
                    Attn:  Gerald N. Kern

                    Telephone:  480-614-2874
                    Facsimile:   503-210-8254

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in Scottsdale, Arizona are not required to be open.

     13. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     14. Optionee Undertaking. Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on Optionee pursuant to the express provisions of this Agreement.

     15. Modification of Rights. The rights of Optionee are subject to modification and termination in certain events as provided in this Agreement.

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     16. Amendments. The Board of Directors of the Company may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Agreement or revise or amend it in any respect whatsoever, and this Agreement as so revised or amended will govern the Options hereunder; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under an Option without the written consent of Optionee. Notwithstanding anything to the contrary in this Agreement, the Options shall be exercisable by an Optionee's executors or administrators or by a person who acquired the right to exercise the Options by bequest or inheritance, only to the extent to that the Options were exercisable by Optionee at the time of her death.

     17. Authority of Administering Body.

     (a) Subject to the express provisions of this Agreement, the Board of Directors of the Company shall have the power to interpret and construe this Agreement, to determine all questions arising hereunder, to adopt and amend such rules and regulations for the administration hereof as it may deem desirable, and otherwise to carry out the terms of this Agreement. The interpretation and construction by the Board of Directors of the Company of any provisions of this Agreement shall be conclusive and binding. Any action taken by, or inaction of, the Board of Directors of the Company relating to this Agreement shall be within the absolute discretion of the Board of Directors of the Company and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board of Directors of the Company may act in its absolute discretion in matters related to this Agreement and the Options.

     (b) The Board of Directors of the Company may from time to time in its sole discretion approve and designate a Compensation Committee to administer this Agreement and to exercise all of the power, authority and discretion of the Board of Directors of the Company under this Agreement. References in this Agreement to the "Board of Directors" of the Company shall mean the Compensation Committee if it is appointed and thereafter as long as it is in effect.

     18. Information to Optionee.

     (a) At least five business days prior to exercising an Option, Optionee shall give written notice to the Corporate Secretary of the Company of Optionee's intention to exercise the Option. The Board of Directors of the Company in its sole discretion shall determine what, if any, financial and other information shall be provided to Optionee and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

     (b) Optionee hereby agrees that any financial and other information provided to Optionee by the Company is strictly confidential and Optionee shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Common Stock. The Board of Directors of the Company may impose other restrictions on the access to and use of such confidential information and may require Optionee to further acknowledge Optionee's obligations under this Section (which acknowledgment shall not be a condition to Optionee's obligations under this Section 18(b)).

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     19. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof.

     20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     21. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

                                            MEDITECH PHARMACEUTICALS, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            OPTIONEE


                                            -----------------------------------
10105 E. Via Linda, #103, PMB-382
Scottsdale, Arizona 85258

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                               NOTICE OF EXERCISE
                                      under
                             STOCK OPTION AGREEMENT


To:      Meditech Pharmaceuticals, Inc. (the "Company")

From:
         -----------------------------------
Date:
         -----------------------------------

     Pursuant to the Stock Option Agreement (the "Agreement") between the Company and the undersigned effective __________, ______, the undersigned hereby exercises the Option as follows:


-------------------------------------------------------------  ---------------
Number of shares of Common Stock the undersigned wishes
to purchase under the Option
-------------------------------------------------------------  ---------------
Exercise Price per share                                         $
-------------------------------------------------------------  ---------------
Total Exercise Price                                             $
-------------------------------------------------------------  ---------------
Vested shares (pursuant to Section 5 of the Agreement))
-------------------------------------------------------------  ---------------
Number of shares the undersigned has previously purchased
by exercising the Option
-------------------------------------------------------------  ---------------
Expiration Date of the Option
-------------------------------------------------------------  ---------------

     The undersigned hereby represents, warrants, and covenants to the Company that:

     a. The undersigned is acquiring the Common Stock for her own account, for investment, and not for distribution or resale, and will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Agreement.

     b. The undersigned can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of her investment.

     c. The undersigned is experienced in business and financial matters and is capable of (i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and (iii) protecting my interests in connection therewith.

     d. The undersigned has had a reasonable opportunity to conduct such investigation as he deemed necessary for the purpose of making the decision to invest in the Common Stock. The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company and its officers and directors concerning the operations, affairs and financial condition of the Company.

     The undersigned acknowledges that he must pay the exercise price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to the undersigned.

     Attached in full payment of the exercise price for the Option exercised
herein is a check made payable to the Company in the amount of $            .
                                                                ------------



                                            -----------------------------------